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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 7, 2000
                                                         ----------------


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
               (Exact Name of registrant specified in its charter)

United States                             333-36939                              22-2382028
-------------                             ---------                              ----------
(State or other Jurisdiction of           (Commission File Number)               (I.R.S. employer Identification
Incorporation)                                                                   No.)

                               802 Delaware Avenue
                           Wilmington, Delaware 19801
                    (Address of principal executive offices)
                    ----------------------------------------
                  Registrant's telephone number: (302) 575-5033


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Item 5.  Other Events

         On December 7, 2000, the Note Underwriting Agreement, between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and Chase Securities Inc., as Representative of the several Underwriters parties thereto, was executed and entered into by the parties thereto.

         On December 7, 2000, the Certificate Underwriting Agreement, between Chase Manhattan Bank USA, National Association, as Seller and Servicer, and Chase Securities Inc., as Representative of the several Underwriters parties thereto, was executed and entered into by the parties thereto.

         On December 14, 2000, the Sale and Servicing Agreement, dated as of December 1, 2000, between Chase Manhattan Auto Owner Trust 2000-A, as Issuer and Chase Manhattan Bank USA, National Association, as Seller and Servicer, was executed and entered into by the parties thereto.

         On December 14, 2000, the Indenture, dated as of December 1, 2000, between Chase Manhattan Auto Owner Trust 2000-A, as Issuer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, was executed and entered into by the parties thereto.

         On December 14, 2000, the Amended and Restated Trust Agreement, dated as of December 1, 2000, between Chase Manhattan Bank USA, National Association, as Depositor, and Wilmington Trust Company, as Owner Trustee, was executed and entered into by the parties thereto.

         On December 14, 2000, the Administration Agreement, dated as of December 1, 2000, among Chase Manhattan Auto Owner Trust 2000-A, as Issuer, Wells Fargo Bank Minnesota, National Association, as Indenture Trustee, and The Chase Manhattan Bank, as Administrator, was executed and entered into by the parties thereto.

         On December 14, 2000, the Collection Account Control Agreement, dated as of December 1, 2000, among Chase Manhattan Auto Owner Trust 2000-A, as Issuer, Wells Fargo Bank Minnesota, National Association, as Secured Party, and The Chase Manhattan Bank, as Securities Intermediary, was executed and entered into by the parties thereto.

         On December 14, 2000, the Reserve Account Control Agreement, dated as of December 1, 2000, among Chase Manhattan Auto Owner Trust 2000-A, as Issuer, Wells Fargo Bank Minnesota, National Association, as Secured Party, and Wells Fargo Bank Minnesota, National Association, as Securities Intermediary, was executed and entered into by the parties thereto.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibits

         1.1(B)(4) Note Underwriting Agreement, dated December 7, 2000.

         1.1(B)(4) Certificate Underwriting Agreement, dated December 7, 2000.


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         4.1(B)(4) Sale and Servicing Agreement, dated December 1, 2000.

         4.2(4)    Indenture, dated December 1, 2000.

         4.3(C)(4) Amended and Restated Trust Agreement, dated December 1,2000.

         4.4(4)    Administration Agreement, dated December 1, 2000.

         4.5(1)    Collection Account Control Agreement, dated December 1, 2000.

         4.6(1)    Reserve Account Control Agreement, dated December 1, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHASE MANHATTAN BANK USA, NATIONAL
                                   ASSOCIATION (Registrant)


                                   By: /s/ Keith Schuck
                                       -----------------------------------------
                                   Name:   Keith Schuck
                                   Title:  Controller


Date:  December 14, 2000


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                                INDEX TO EXHIBITS
                                -----------------



Exhibit Number    Exhibit
--------------    -------

1.1(B)(4)         Note Underwriting Agreement, dated December 7, 2000.

1.1(B)(4)         Certificate Underwriting Agreement, dated December 7, 2000.

4.1(B)(4)         Sale and Servicing Agreement, dated December 1, 2000.

4.2(4)            Indenture, dated December 1, 2000.

4.3(C)(4)         Amended and Restated Trust Agreement, dated December 1, 2000.

4.4(4)            Administration Agreement, dated December 1, 2000.

4.5(1)            Collection Account Control Agreement, dated December 1, 2000.

4.6(1)            Reserve Account Control Agreement, dated December 1, 2000.